SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
FIRST LIEN CREDIT AGREEMENT

This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED FIRST LIEN CREDIT AGREEMENT (this “Amendment”) is dated as of April 28, 2009 and entered into by and among SKILLED HEALTHCARE GROUP, INC. (formerly known as SHG Holding Solutions, Inc.), a Delaware corporation (“Company”), THE REVOLVING LENDERS LISTED ON THE SIGNATURE PAGES HEREOF (“Revolving Lenders”), and CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, “Administrative Agent”) and Collateral Agent (in such capacity, “Collateral Agent”), and, for purposes of Section 5 hereof, CERTAIN SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HEREOF (“Credit Support Parties”), and is made with reference to that certain Second Amended and Restated First Lien Credit Agreement dated as of December 27, 2005, by and among Skilled Healthcare Group, Inc. (formerly known as Fountain View, Inc.), SHG Holding Solutions, Inc., the lenders listed party thereto, Administrative Agent and Collateral Agent, as amended by that certain First Amendment to Second Amended and Restated First Lien Credit Agreement dated as of January 31, 2007 (as so amended and as it may have been amended, supplemented or otherwise modified to the date hereof, the “Credit Agreement”). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

WHEREAS, Company and each Revolving Lender identified on the signature pages hereof as an Extending Revolving Lender (such Revolving Lenders, the “Extending Revolving Lenders”) desire to amend the Credit Agreement to extend the Revolving Loan Commitment Termination Date of such Extending Revolving Lenders as provided herein and the other Revolving Lender identified on the signature pages hereof as a Non-Extending Revolving Lender (such Revolving Lender, the “Non-Extending Revolving Lender”) desires to enter into this Second Amendment.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

1.1	Amendments to Subsection 1.1: Definitions.

A. Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

“Non-Extended Revolving Commitment” means any Revolving Loan Commitments of the Non-Extending Revolving Lender (as defined in the Second Amendment) and its assigns that have not been extended to June 15, 2012 after the Second Amendment Effective Date as contemplated by the Second Amendment and clause (i) of the definition of Revolving Loan Commitment Extension Date, it being understood that the amount of the Non-Extended Revolving Loan Commitments is $11,000,000 as of the Second Amendment Effective Date and the Non-Extended Revolving Loan Commitments shall be reduced following the Second Amendment Effective Date to the extent that any assignee of such Non-Extended Revolving Loan Commitments delivers to the Company and the Administrative Agent a written agreement reasonably satisfactory to the Company and the Administrative Agent extending such Commitments to June 15, 2012.

“Revolving Loan Commitment Extension Date” means the earlier of (i) the first Business Day prior to June 15, 2010 on which all of the Non-Extended Revolving Loan Commitments have been extended to June 15, 2012 pursuant to written agreements delivered and reasonably satisfactory to the Company and the Administrative Agent, or (ii) in the event that the Non-Extending Revolving Lender Assignment and related Revolving Loan Commitment reduction occurs on June 15, 2010 as contemplated by Section 2 of the Second Amendment and no Event of Default has occurred and is continuing as of such date, June 15, 2010.

“Second Amendment” means that certain Second Amendment to this Agreement dated as of April 28, 2009 by and among the Company, the Revolving Lenders party thereto, Administrative Agent, Collateral Agent and, for purposes of Section 5 thereof only, certain Subsidiaries of the Company listed on the signature pages thereto.

“Second Amendment Effective Date” means the date on which the Second Amendment becomes effective in accordance with its terms.

B. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Revolving Loan Commitment Termination Date” therein and replacing it with the following:

“Revolving Loan Commitment Termination Date” means (i) prior to the Revolving Loan Commitment Extension Date, June 15, 2010, and (ii) on and after the Revolving Loan Commitment Extension Date, June 15, 2012; provided however, solely for the purpose of Section 3 herein, as of and after the Second Amendment Effective Date, the Revolving Loan Commitment Termination Date shall be June 15, 2012.

SECTION 2. ASSIGNMENT AND CONCURRENT VOLUNTARY REDUCTION OF REVOLVING LOAN COMMITMENT AMOUNT OF NON-EXTENDING REVOLVING LENDER

A. Assignment. In the event that as of June 15, 2010, the Revolving Loan Commitment Extension Date has not occurred as contemplated by clause (i) of the definition thereof, the total utilization of the Revolving Loan Commitments is not greater than the Revolving Loan Commitments of all Extending Revolving Lenders, and no Event of Default has occurred and is continuing as of June 15, 2010, all Revolving Lenders holding Non-Extended Revolving Loan Commitments (such Lender(s), the “Assigning Lender”) shall be deemed to have irrevocably sold and assigned to each Extending Revolving Lender, and each such Extending Revolving Lender shall be deemed to have irrevocably purchased and assumed on a pro rata basis from such Revolving Lenders all of such Revolving Lender(s) rights and obligations under the Credit Agreement with respect to the Non-Extended Revolving Loan Commitments and related Assigned Interest (as defined and set forth in the form of Assignment and Assumption attached as Exhibit A hereto) (such assignment shall be referred to herein as the “Non-Extending Revolving Lender Assignment”), it being understood that the Non-Extending Revolving Lender Assignment shall constitute an assignment of the Non-Extended Revolving Loan Commitments in the aggregate as of June 15, 2010, that each Extending Revolving Lender shall acquire a ratable portion of the Assigned Interest in proportion to the Revolving Loan Exposure of that Extending Revolving Lender as compared with the Revolving Loan Exposure of all Extending Revolving Lenders as further set forth in the Non-Extending Revolving Lender Assignment and that any such Assigning Lender and Extending Revolving Lender shall complete and execute a Non-Extending Revolving Lender Assignment in the event the Non-Extending Revolving Lender Assignment occurs. For purpose of this paragraph, “Extending Revolving Lender” means each of the Extending Revolving Lenders (as defined in the Recitals of this Second Amendment), any Revolving Lender that has agreed to extend any part of the Non-Extending Revolving Loan Commitments as contemplated by the Second Amendment and clause (i) of the definition of Revolving Loan Commitment Extension Date and their respective assigns.

B. Reduction of Revolving Loan Commitment Amount. The Company and the other parties hereto acknowledge and agree that concurrently with the making of the Non-Extending Revolving Lender Assignment on June 15, 2010, pursuant to Section 2.4B(ii) of the Credit Agreement, the Revolving Loan Commitment Amount under the Credit Agreement shall be permanently and irrevocably reduced by the amount of the Non-Extending Revolving Loan Commitments on June 15, 2010 and shall reduce the amount of the Revolving Loan Commitment of each Revolving Lender proportionately to its Pro Rata Share. The Revolving Loan Commitment reduction set forth in this Section 2(B) shall be irrevocable.

SECTION 3. CONDITIONS TO EFFECTIVENESS

Section 1 and Section 2 of this Amendment shall become effective only upon the satisfaction of the following conditions precedent (the date such conditions are fulfilled is hereafter referred to as the “Second Amendment Effective Date”):

A. Corporate Documents. On or before the Second Amendment Effective Date, Company shall, and shall cause each Credit Support Party to, deliver to Revolving Lenders (or to Administrative Agent with sufficient originally executed copies, where appropriate, for each Revolving Lender and its counsel), with respect to Company or such Credit Support Party, as the case may be, the following:

(i) a Secretary’s Certificate of the Company (executed by its corporate secretary or assistant secretary), in form and substance reasonably satisfactory to Administrative Agent and dated the Second Amendment Effective Date, (a) certifying (i) that the Organizational Documents of Company attached thereto are true, correct and complete copies and in full force and effect as of the Second Amendment Effective Date and (ii) as to the signature and incumbency of the officers of Company and (b) certifying, as being in full force and effect without modification or amendment, and attaching the resolutions of the Governing Body of Company approving and authorizing the execution, delivery, and performance of this Amendment and the performance of the Amended Agreement (as defined below); and

(ii) a Secretary’s Certificate or Secretary’s Certificates of each Credit Support Party (executed by its corporate secretary or assistant secretary), as applicable, in form and substance reasonably satisfactory to Administrative Agent and dated the Second Amendment Effective Date, (a) certifying (i) that the Organizational Documents of each Credit Support Party previously delivered to the Administrative Agent in connection with the Credit Agreement, the Existing First Lien Credit Agreement or otherwise, as applicable, are in full force and effect as of the Second Amendment Effective Date and have not been amended, restated, supplemented or otherwise modified in any respect since the date of such delivery, and (ii) as to the signature and incumbency of the officers of each Credit Support Party and (b) certifying, as being in full force and effect without modification or amendment, and attaching the resolutions of the Governing Body of each Credit Support Party approving and authorizing the execution, delivery, and performance of this Amendment and the performance of the Amended Agreement.

B. Amendment. Administrative Agent shall have executed this Amendment and received a counterpart of this Amendment that bears the signature of Company, each of the Lenders with Revolving Loan Exposure and each of the Credit Support Parties.

C. Assignment. On or prior to the Second Amendment Effective Date, CapitalSource Finance LLC and Barclays Bank PLC (“Barclays”) shall have entered into an Assignment Agreement whereby Capital Source shall have assigned $10,000,000 of its Revolving Loan Commitments to Barclays on the terms and conditions described therein, such assignment shall be effective on or prior to the Second Amendment Effective Date and Barclays shall have executed the Second Amendment as a Extending Revolving Lender.

D. Opinion of Counsel. On or before the Second Amendment Effective Date, Company shall have delivered to Revolving Lenders (or to Administrative Agent with sufficient originally executed copies, where appropriate, for each Revolving Lender and its counsel) originally executed copies of one or more favorable written opinions of Latham & Watkins LLP, special counsel for Loan Parties, in form and substance reasonably satisfactory to Administrative Agent and its counsel, dated as of the Second Amendment Effective Date, with respect to the enforceability of this Amendment and the Amended Agreement, and as to such other matters as Administrative Agent acting on behalf of Revolving Lenders may reasonably request.

E. Amendment Fee. Company shall have paid to Administrative Agent for the ratable benefit of each Extending Revolving Lender with Revolving Loan Exposure that shall have executed this Amendment on or prior to 5:00 PM New York City time on Tuesday, April 28, 2009 an amendment fee equal to a percentage of the Revolving Loan Exposure of all Extending Revolving Lenders as agreed by Company and Administrative Agent and communicated to each Lender with Revolving Loan Exposure.

F. Other Fees and Expenses. Company shall have paid all other fees and expenses due in connection with this Amendment and that certain engagement letter (the “Engagement Letter”) between Company, Credit Suisse Securities (USA) LLC and Banc of America Securities LLC.

SECTION 4. REPRESENTATIONS AND WARRANTIES

In order to induce Revolving Lenders and Administrative Agent to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender and Administrative Agent that the following statements are true, correct and complete as of the Second Amendment Effective Date:

A. Corporate Power and Authority. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, this Amendment and the Credit Agreement as amended by this Amendment (the “Amended Agreement”).

B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of this Amendment and the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

C. No Conflict. The execution and delivery by Company of this Amendment and the performance by Company of this Amendment and the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Organizational Documents of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders and other Liens permitted under the Amended Agreement), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries which have not been obtained, except for such violations, conflicts, breaches, defaults or failures to obtain approvals or consents which could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

D. Governmental Consents. The execution and delivery by Company of this Amendment and the performance by Company of this Amendment and the Amended Agreement do not and will not require any Governmental Authorizations or notice to, or other action to, with or by, any Government Authority or registration, consent or approval or other action under any Healthcare Regulations, except for such Governmental Authorizations, registrations, consents, approvals or notices which the failure to obtain could not reasonably be expected either individually or in the aggregate to result in a Material Adverse Effect.

E. Binding Obligation. This Amendment has been duly executed and delivered by Company and this Amendment and the Amended Agreement are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

F. Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Section 5 of the Amended Agreement are and will be true, correct and complete in all material respects on and as of the date hereof and the Second Amendment Effective Date to the same extent as though made on and as of such dates, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

SECTION 5. ACKNOWLEDGEMENT AND CONSENT

Each Subsidiary Guarantor (each individually a “Credit Support Party” and collectively, the “Credit Support Parties”) has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Credit Support Party under, and the Liens granted by such Credit Support Party as collateral security for the indebtedness, obligations and liabilities evidenced by the Credit Agreement and the other Loan Documents pursuant to, each of the Loan Documents to which such Credit Support Party is a party shall not be impaired and each of the Loan Documents to which such Credit Support Party is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

SECTION 6. MISCELLANEOUS

A. Reference to and Effect on the Original Credit Agreement and the Other Loan Documents.

(i) On and after the Second Amendment Effective Date, each reference in the Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

(ii) Except as specifically amended by this Amendment, all Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under any of the Loan Documents.

B. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

C. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF ANOTHER LAW.

D. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY:

SKILLED HEALTHCARE GROUP, INC.

By: /s/ Roland Rapp
Name: Roland Rapp
Title: CAO/Secretary

ADMINISTRATIVE AGENT:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent

By: /s/ Karim Blasetti
Name: Karim Blasetti
Title: Vice President

By: /s/ Karl M. Studer
Name: Karl M. Studer
Title: Director

REVOLVING LENDERS:

Credit Suisse, Cayman Islands Branch
as an Extending Revolving Lender

By: /s/ Karim Blasetti
Name: Karim Blasetti
Title: Vice President

By: /s/ Karl M. Studer
Name: Karl M. Studer
Title: Director

Bank of America N.A.

as an Extending Revolving Lender

By: /s/ Jill J. Hogan
Name: Jill J. Hogan
Title: Vice President

Barclays Bank PLC
as an Extending Revolving Lender

By: /s/ Diane Rolfe
Name: Diane Rolfe
Title: Director

JPMorgan Chase Bank, N.A.

as an Extending Revolving Lender

By: /s/ Dawn Lee Lum
Name: Dawn Lee Lum
Title: Executive Director

UBS Loan Finance LLC
as an Extending Revolving Lender

By: /s/ Marie Haddad
Name: Marie Haddad
Title: Associate Director

By: /s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director

Wells Fargo Foothill, LLC

as an Extending Revolving Lender

By: /s/ Daniel Morihiro
Name: Daniel Morihiro
Title: Vice President

CapitalSource Finance LLC
as a Non-Extending Revolving Lender

By: /s/ Christopher J. Blagg
Name: Christopher J. Blagg
Title: Authorized Signatory

CREDIT SUPPORT PARTIES:
ALBUQUERQUE HEIGHTS HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
ALEXANDRIA CARE CENTER, LLC, a Delaware limited liability company
ALTA CARE CENTER, LLC dba ALTA GARDENS CARE CENTER, a Delaware limited liability company
ANAHEIM TERRACE CARE CENTER, LLC, a Delaware limited liability company
BALDWIN HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
BAY CREST CARE CENTER, LLC, a Delaware limited liability company
BELEN MEADOWS HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
BLUE RIVER REHABILITATION CENTER, LLC, a Delaware limited liability company
BRIARCLIFF NURSING AND REHABILITATION CENTER GP, LLC, a Delaware limited liability company
BRIARCLIFF NURSING AND REHABILITATION CENTER, LP, a Delaware limited partnership By: Briarcliff Nursing and Rehabilitation Center GP, LLC, its General Partner
BRIER OAK ON SUNSET, LLC, a Delaware limited liability company
CAMERON NURSING AND REHABILITATION CENTER, LLC, a Delaware limited liability company
CANYON TRANSITIONAL REHABILITATION CENTER, LLC, a Delaware limited liability company
CAREHOUSE HEALTHCARE CENTER, LLC, a Delaware limited liability company
CARMEL HILLS HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
CARSON SENIOR ASSISTED LIVING, LLC, a Delaware limited liability company
CHESTNUT PROPERTY, LLC, a Delaware limited liability company
CLAIRMONT BEAUMONT GP, LLC, a Delaware limited liability company
CLAIRMONT BEAUMONT, LP, a Delaware limited partnership By: Clairmont Beaumont GP, LLC, its General Partner
CLAIRMONT LONGVIEW GP, LLC, a Delaware limited liability company
CLAIRMONT LONGVIEW, LP, a Delaware limited partnership By: Clairmont Longview GP, LLC, its General Partner
CLOVIS HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
COLONIAL NEW BRAUNFELS CARE CENTER, LP dba COLONIAL MANOR CARE CENTER, a Delaware limited partnership By: Colonial New Braunfels GP, LLC, its General Partner
COLONIAL NEW BRAUNFELS GP, LLC, a Delaware limited liability company
COLONIAL TYLER CARE CENTER, LP, a Delaware limited partnership By: Colonial Tyler GP, LLC, its General Partner
COLONIAL TYLER GP, LLC, a Delaware limited liability company
COMANCHE NURSING CENTER GP, LLC, a Delaware limited liability company
COMANCHE NURSING CENTER, LP dba COMANCHE TRAIL NURSING CENTER, a Delaware limited partnership By: Comanche Nursing Center GP, LLC, its General Partner
CORONADO NURSING CENTER GP, LLC, a Delaware limited liability company
CORONADO NURSING CENTER, LP, a Delaware limited partnership By: Coronado Nursing Center GP, LLC, its General Partner
DEVONSHIRE CARE CENTER, LLC, a Delaware limited liability company
EAST SUNRISE PROPERTY, LLC, a Delaware limited liability company
EAST WALNUT PROPERTY, LLC, a Delaware limited liability company
ELMCREST CARE CENTER, LLC, a Delaware limited liability company
EUCLID PROPERTY, LLC, a Delaware limited liability company
EUREKA HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
FLATONIA OAK MANOR GP, LLC, a Delaware limited liability company
FLATONIA OAK MANOR, LP dba OAK MANOR NURSING CENTER, a Delaware limited partnership By: Flatonia Oak Manor GP, LLC, its General Partner
FORT WORTH CENTER OF REHABILITATION, LLC a Delaware limited liability company
FOUNTAIN CARE CENTER, LLC, a Delaware limited liability company
FOUNTAIN SENIOR ASSISTED LIVING, LLC, a Delaware limited liability company
FOUNTAIN VIEW SUBACUTE AND NURSING CENTER, LLC, a Delaware limited liability company
GLEN HENDREN PROPERTY, LLC, a Delaware limited liability company
GRANADA HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
GUADALUPE VALLEY NURSING CENTER GP, LLC, a Delaware limited liability company
GUADALUPE VALLEY NURSING CENTER, LP, a Delaware limited partnership By: Guadalupe Valley Nursing Center GP, LLC, its General Partner
HALLETTSVILLE REHABILITATION AND NURSING CENTER, LP, a Delaware limited partnership By: Hallettsville Rehabilitation GP, LLC, its General Partner
HALLETTSVILLE REHABILITATION GP, LLC, a Delaware limited liability company
HALLMARK INVESTMENT GROUP, INC., a Delaware corporation
HALLMARK REHABILITATION GP, LLC, a Delaware limited liability company
HANCOCK PARK REHABILITATION CENTER, LLC, a Delaware limited liability company
HANCOCK PARK SENIOR ASSISTED LIVING, LLC, a Delaware limited liability company
HEMET SENIOR ASSISTED LIVING, LLC, a Delaware limited liability company
HIGHLAND HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
HOLMESDALE HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
HOLMESDALE PROPERTY, LLC, a Delaware limited liability company
HOSPICE CARE INVESTMENTS, LLC, a Delaware limited liability company
HOSPICE CARE OF THE WEST, LLC, a Delaware limited liability company
HOSPITALITY NURSING AND REHABILITATION CENTER, LP dba LUBBOCK HOSPITALITY HOUSE NURSING AND REHABILITATION CENTER, a Delaware limited partnership By: Hospitality Nursing GP, LLC, its General Partner
HOSPITALITY NURSING GP, LLC, a Delaware limited liability company
LEASEHOLD RESOURCE GROUP, LLC, a Delaware limited liability company
LIBERTY TERRACE HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
LIVE OAK NURSING CENTER GP, LLC, a Delaware limited liability company
LIVE OAK NURSING CENTER, LP, a Delaware limited partnership By: Live Oak Nursing Center GP, LLC, its General Partner
LOUISBURG HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
MONTEBELLO CARE CENTER, LLC, a Delaware limited liability company
MONUMENT REHABILITATION AND NURSING CENTER, LP dba MONUMENT HILL REHABILITATION AND NURSING CENTER, a Delaware limited partnership By: Monument Rehabilitation GP, LLC, its General Partner
MONUMENT REHABILITATION GP, LLC, a Delaware limited liability company
OAK CREST NURSING CENTER GP, LLC, a Delaware limited liability company
OAK CREST NURSING CENTER, LP, a Delaware limited partnership By: Oak Crest Nursing Center GP, LLC, its General Partner
OAKLAND MANOR NURSING CENTER, LP, a Delaware limited partnership By: Oakland Manor GP, LLC, its General Partner
OAKLAND MANOR GP, LLC, a Delaware limited liability company
PACIFIC HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
PREFERRED DESIGN, LLC, a Delaware limited liability company
RICHMOND HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
RIO HONDO SUBACUTE AND NURSING CENTER, LLC, a Delaware limited liability company
RIVERVIEW DES MOINES PROPERTY, LLC, a Delaware limited liability company
ROSSVILLE HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
ROYALWOOD CARE CENTER, LLC, a Delaware limited liability company
SANDPIPER HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
SEAVIEW HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
SHARON CARE CENTER, LLC, a Delaware limited liability company
SHAWNEE GARDENS HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
SHG RESOURCES, LP, a Delaware limited partnership By: Leasehold Resource Group, LLC, its General Partner
SKIES HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
SKILLED HEALTHCARE, LLC, a Delaware limited liability company
SOUTH SWOPE PROPERTY, LLC, a Delaware limited liability company
SOUTHWEST PAYROLL SERVICES, LLC, a Delaware limited liability company
SOUTHWOOD CARE CENTER GP, LLC, a Delaware limited liability company
SOUTHWOOD CARE CENTER, LP, a Delaware limited partnership By: Southwood Care Center GP, LLC, its General Partner
SPRING SENIOR ASSISTED LIVING, LLC, a Delaware limited liability company
ST. ANTHONY HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
ST. CATHERINE HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
ST. ELIZABETH HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
ST. JOHN HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
ST. JOSEPH TRANSITIONAL REHABILITATION CENTER, LLC, a Delaware limited liability company
ST. LUKE HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
ST. THERESA HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
SUMMIT CARE CORPORATION, a Delaware corporation
SUMMIT CARE PHARMACY, INC. dba SKILLED CARE PHARMACY, a Delaware corporation
SYCAMORE PARK CARE CENTER, LLC, a Delaware limited liability company
TEXAS CITYVIEW CARE CENTER GP, LLC, a Delaware limited liability company
TEXAS CITYVIEW CARE CENTER, LP dba CITYVIEW CARE CENTER, a Delaware limited partnership
By: Texas Cityview Care Center GP, LLC, its General Partner
TEXAS HERITAGE OAKS NURSING AND REHABILITATION CENTER GP, LLC, a Delaware limited liability company
TEXAS HERITAGE OAKS NURSING AND REHABILITATION CENTER, LP dba HERITAGE OAKS NURSING AND REHABILITATION CENTER, a Delaware limited partnership
By: Texas Heritage Oaks Nursing and Rehabilitation Center GP, LLC, its General Partner
THE CLAIRMONT TYLER GP, LLC, a Delaware limited liability company
THE CLAIRMONT TYLER, LP, a Delaware limited partnership
By: The Clairmont Tyler GP, LLC, its General Partner
THE DALLAS CENTER OF REHABILITATION, LLC a Delaware limited liability company
THE EARLWOOD, LLC, a Delaware limited liability company
THE HEIGHTS OF SUMMERLIN, LLC, a Delaware limited liability company
THE REHABILITATION CENTER OF ALBUQUERQUE, LLC, a Delaware limited liability company
THE REHABILITATION CENTER OF DES MOINES, LLC, a Delaware limited liability company
THE REHABILITATION CENTER OF INDEPENDENCE, LLC, a Delaware limited liability company
THE REHABILITATION CENTER OF RAYMORE, LLC, a Delaware limited liability company
THE WOODLANDS HEALTHCARE CENTER, LP, a Delaware limited partnership
By: The Woodlands Healthcare Center GP, LLC, its General Partner
THE WOODLANDS HEALTHCARE CENTER GP, LLC, a Delaware limited liability company
TOWN AND COUNTRY MANOR GP, LLC, a Delaware limited liability company
TOWN AND COUNTRY MANOR, LP, a Delaware limited partnership
By: Town and Country Manor GP, LLC, its General Partner
VALLEY REALTHCARE CENTER, LLC, a Delaware limited liability company
VILLA MARIA HEALTHCARE CENTER, LLC dba VILLA MARIA CARE CENTER, a Delaware limited liability company
VINTAGE PARK AT ATCHISON, LLC, a Delaware limited liability company
VINTAGE PARK AT BALDWIN CITY, LLC, a Delaware limited liability company
VINTAGE PARK AT EUREKA, LLC, a Delaware limited liability company
VINTAGE PARK AT FREDONIA, LLC, a Delaware limited liability company
VINTAGE PARK AT GARDNER, LLC, a Delaware limited liability company
VINTAGE PARK AT HIAWATHA, LLC, a Delaware limited liability company
VINTAGE PARK AT HOLTON, LLC, a Delaware limited liability company
VINTAGE PARK AT LENEXA, LLC, a Delaware limited liability company
VINTAGE PARK AT LOUISBURG, LLC, a Delaware limited liability company
VINTAGE PARK AT NEODESHA, LLC, a Delaware limited liability company
VINTAGE PARK AT OSAGE CITY, LLC, a Delaware limited liability company
VINTAGE PARK AT OSAWATOMIE, LLC, a Delaware limited liability company
VINTAGE PARK AT OTTAWA, LLC, a Delaware limited liability company
VINTAGE PARK AT PAOLA, LLC, a Delaware limited liability company
VINTAGE PARK AT STANLEY, LLC, a Delaware limited liability company
VINTAGE PARK AT TONGANOXIE, LLC, a Delaware limited liability company
VINTAGE PARK AT WAMEGO, LLC, a Delaware limited liability company
VINTAGE PARK AT WATERFRONT, LLC, a Delaware limited liability company
WATHENA HEALTHCARE AND REHABILITATION CENTER, LLC, a Delaware limited liability company
WEST SIDE CAMPUS OF CARE GP, LLC, a Delaware limited liability company
WEST SIDE CAMPUS OF CARE, LP, a Delaware limited partnership
By: West Side Campus of Care GP, LLC, its General Partner
WILLOW CREEK HEALTHCARE CENTER, LLC, a Delaware limited liability company
WOODLAND CARE CENTER, LLC, a Delaware limited liability company
By: /s/ Roland G. Rapp on behalf of each of the entities listed above Name: Roland G. Rapp Title: Secretary and Chief Administrative Officer